EXHIBIT 99.2
MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Nine Months Ended June 30,
	2011	2010	2011	2010

Net revenue	$91,839	$93,139	$273,617	$271,625
Operating expenses:
Personnel expense	31,514	31,090	96,490	93,950
Medical supplies expense	24,219	23,559	66,573	68,938
Bad debt expense	10,767	10,782	30,483	28,196
Other operating expenses	23,919	21,915	69,476	64,005
Pre-opening expenses	—	—	—	866
Depreciation	3,745	5,389	12,092	15,773
Impairment of long-lived assets	810	22,813	20,358	37,513
(Gain) loss on disposal of property, equipment and other assets	(212)	12	(141)	43

Total operating expenses	94,762	115,560	295,331	309,284

Loss from operations	(2,923)	(22,421)	(21,714)	(37,659)
Other income (expenses):
Interest expense	(556)	(1,050)	(2,605)	(3,046)
Interest and other income	76	56	615	141
Gain on sale of unconsolidated affiliates	—	—	15,391	—
Loss on note receivable	—	—	—	(1,507)
Equity in net earnings of unconsolidated affiliates	303	1,391	1,679	3,984

Total other income (expense), net	(177)	397	15,080	(428)

Loss from continuing operations before income taxes	(3,100)	(22,024)	(6,634)	(38,087)
Income tax benefit	(1,862)	(8,818)	(5,370)	(15,840)

Loss from continuing operations	(1,238)	(13,206)	(1,264)	(22,247)
Income from discontinued operations, net of taxes	15,260	2,745	53,475	1,283

Net (loss) income	14,022	(10,461)	52,211	(20,964)
Less: Net income attributable to noncontrolling interests	(1,691)	(2,355)	(16,336)	(5,718)

Net income (loss) attributable to MedCath Corporation	$12,331	$(12,816)	$35,875	$(26,682)

Amounts attributable to MedCath Corporation common stockholders:
Loss from continuing operations, net of taxes	$(3,088)	$(14,823)	$(8,754)	$(27,298)
Income from discontinued operations, net of taxes	15,419	2,007	44,629	616

Net income (loss)	$12,331	$(12,816)	$35,875	$(26,682)

Earnings (loss) per share, basic
Loss from continuing operations attributable to MedCath Corporation common stockholders	$(0.15)	$(0.74)	$(0.43)	$(1.38)
Income from discontinued operations attributable to MedCath Corporation common stockholders	0.76	0.10	2.21	0.03

Earnings (loss) per share, basic	$0.61	$(0.64)	$1.78	$(1.35)

Earnings (loss) per share, diluted
Loss from continuing operations attributable to MedCath Corporation common stockholders	$(0.15)	$(0.74)	$(0.43)	$(1.38)
Income from discontinued operations attributable to MedCath Corporation common stockholders	0.76	0.10	2.21	0.03

Earnings (loss) per share, diluted	$0.61	$(0.64)	$1.78	$(1.35)

Weighted average number of shares, basic	20,245	19,829	20,132	19,823
Dilutive effect of stock options and restricted stock	7	—	6	—

Weighted average number of shares, diluted	20,252	19,829	20,138	19,823

MEDCATH CORPORATION
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	June 30,	September 30,
	2011	2010
	(Unaudited)

Current assets:
Cash and cash equivalents	$113,669	$32,892
Accounts receivable, net	44,423	42,141
Income tax receivable	—	6,188
Medical supplies	10,338	10,540
Deferred income tax assets	8,678	13,247
Prepaid expenses and other current assets	12,259	13,339
Current assets of discontinued operations	45,495	49,963

Total current assets	234,862	168,310
Property and equipment, net	143,815	174,287
Other assets	22,416	15,983
Non-current assets of discontinued operations	3,083	135,958

Total assets	$404,176	$494,538

Current liabilities:
Accounts payable	$17,088	$15,550
Income tax payable	7,158	—
Accrued compensation and benefits	12,662	15,951
Other accrued liabilities	16,126	16,155
Current portion of long-term debt and obligations
under capital leases	2,339	16,566
Current liabilities of discontinued operations	13,533	36,291

Total current liabilities	68,906	100,513
Long-term debt	—	52,500
Obligations under capital leases	4,295	5,999
Other long-term obligations	3,062	5,053
Long-term liabilities of discontinued operations	—	36,469

Total liabilities	76,263	200,534

Commitments and contingencies

Redeemable noncontrolling interest	8,280	11,534

Stockholders’ equity:
Preferred stock, $0.01 par value, 10,000,000 shares authorized; none issued	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 22,270,012 issued and 20,315,651 outstanding at June 30, 2011; 22,423,666 issued and 20,469,305 outstanding at September 30, 2010	216	216
Paid-in capital	458,729	457,725
Accumulated deficit	(103,916)	(139,791)
Accumulated other comprehensive loss	—	(444)
Treasury stock, at cost;
1,954,361 shares at June 30, 2011 and September 30, 2010	(44,797)	(44,797)

Total MedCath Corporation stockholders’ equity	310,232	272,909
Noncontrolling interest	9,401	9,561

Total equity	319,633	282,470

Total liabilities and equity	$404,176	$494,538

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)
(Unaudited)

	Three Months Ended June 30,			Nine Months Ended June 30,
	2011	2010	% Change	2011	2010	% Change

Statement of Operations Data:
Net revenue	$91,839	$93,139	(1.4)%	$273,617	$271,625	0.7%
Adjusted EBITDA (1)	$4,589	$7,783	(41.0)%	$19,558	$20,352	(3.9)%
Loss from operations	$(2,923)	$(22,421)	(87.0)%	$(21,714)	$(37,659)	(42.3)%
Loss from continuing operations, net of taxes	$(3,088)	$(14,823)	(79.2)%	$(8,754)	$(27,298)	(67.9)%
Loss per share from continuing operations, basic	$(0.15)	$(0.74)	(79.3)%	$(0.43)	$(1.38)	(68.4)%
Loss per share from continuing operations, diluted	$(0.15)	$(0.74)	(79.3)%	$(0.43)	$(1.38)	(68.4)%

(1)	See Supplemental Financial Disclosure-Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

	Three Months Ended June 30,			Nine Months Ended June 30,
	2011	2010	% Change	2011	2010	% Change

Selected Operating Data (a):
Number of hospitals	5	5		5	5
Licensed beds (c)	421	421		421	421
Staffed and available beds (d)	380	380		380	380
Admissions (e)	4,779	4,835	(1.2)%	14,115	14,244	(0.9)%
Adjusted admissions (f)	7,249	7,300	(0.7)%	21,308	21,051	1.2%
Patient days (g)	17,672	18,223	(3.0)%	52,741	53,588	(1.6)%
Adjusted patient days (h)	26,939	27,546	(2.2)%	80,088	79,461	0.8%
Average length of stay (days) (i)	3.70	3.77	(1.9)%	3.74	3.76	(0.5)%
Occupancy (j)	51.1%	52.7%		50.8%	51.7%
Inpatient catheterization procedures (k)	2,002	2,048	(2.2)%	5,731	6,073	(5.6)%
Inpatient surgical procedures (l)	1,125	1,216	(7.5)%	3,343	3,474	(3.8)%
Hospital net revenue	$91,766	$93,030	(1.4)%	$273,379	$271,293	0.8%

Combined Operating Data (b):
Number of hospitals	6	6		6	6
Licensed beds (c)	533	533		533	533
Staffed and available beds (d)	489	489		489	489
Admissions (e)	6,353	6,543	(2.9)%	19,260	19,685	(2.2)%
Adjusted admissions (f)	10,366	10,520	(1.5)%	30,953	31,154	(0.6)%
Patient days (g)	22,556	23,416	(3.7)%	68,769	70,125	(1.9)%
Adjusted patient days (h)	36,612	37,336	(1.9)%	110,136	110,168	(0.0)%
Average length of stay (days) (i)	3.55	3.58	(0.8)%	3.57	3.56	0.3%
Occupancy (j)	50.7%	52.6%		51.5%	52.5%
Inpatient catheterization procedures (k)	2,134	2,217	(3.7)%	6,232	6,673	(6.6)%
Inpatient surgical procedures (l)	1,527	1,640	(6.9)%	4,580	4,640	(1.3)%
Hospital net revenue	$117,525	$118,618	(0.9)%	$352,849	$346,598	1.8%

(a)
Selected operating data includes consolidated hospitals in operation as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements.

(b)
Combined operating data includes hospitals in operation as of the end of the period reported in continuing operations including hospitals which are accounted for using the equity method in our consolidated financial statements.

(c)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(d)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(e)	Admissions represent the number of patients admitted for inpatient treatment.

(f)
Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(g)	Patient days represent the total number of days of care provided to inpatients.

(h)
Adjusted patient days is a general measure of combined inpatient and outpatient volume. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days. (i) Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(j)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

(k)	Inpatients with a catheterization procedure represent the number of inpatients with a procedure performed in one of the hospitals’ catheterization labs during the period.

(l)	Inpatient surgical procedures represent the number of surgical procedures performed on inpatients during the period.

MEDCATH CORPORATION
SUPPLEMENTAL FINANCIAL DISCLOSURE — RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
The following table reconciles the loss from continuing operations, net of taxes attributable to MedCath Corporation’s common stockholders as derived directly from MedCath Corporation’s consolidated financial statements to Adjusted EBITDA for the three and nine months ended June 30, 2011 and 2010.

	Three Months Ended June 30,		Nine Months Ended June 30,
	2011	2010	2011	2010
	(in thousands)		(in thousands)

Loss from continuing operations, net of taxes	$(3,088)	$(14,823)	$(8,754)	$(27,298)
Add:
Income tax benefit	(1,862)	(8,818)	(5,370)	(15,840)
Net income attributable to noncontrolling interests	1,850	1,617	7,490	5,051
Equity in net earnings of unconsolidated affiliates	(303)	(1,391)	(1,679)	(3,984)
Interest and other income	(76)	(56)	(615)	(141)
Loss on note receivable	—	—	—	1,507
Gain on sale of unconsolidated affiliates	—	—	(15,391)	—
Interest expense	556	1,050	2,605	3,046
(Gain) loss on disposal of property, equipment and other assets	(212)	12	(141)	43
Impairment of long-lived assets	810	22,813	20,358	37,513
Depreciation	3,745	5,389	12,092	15,773
Pre-opening expenses	—	—	—	866
Share-based compensation expense	428	554	3,282	2,380
Professional fees for strategic options process	2,741	1,436	7,768	1,436
Sales tax refunds, net	—	—	(2,087)	—

Adjusted EBITDA	$4,589	$7,783	$19,558	$20,352

The following table reconciles MedCath Corporation’s diluted (loss) earnings per share from continuing operations, net of taxes attributable to MedCath Corporation’s common stockholders as derived directly from MedCath’s consolidated financial statements to Adjusted diluted earnings per share from continuing operations (inclusive of the effect of dilutive shares) for the three and nine months ended June 30, 2011 and 2010.

	Three Months Ended June 30,		Nine Months Ended June 30,
	2011	2010	2011	2010

Diluted (loss) earnings per share	$(0.15)	$(0.74)	$(0.43)	$(1.38)
Add:
Gain on sale of unconsolidated affiliates	—	—	(0.47)	—
Professional fees for strategic options process	0.09	0.06	0.23	0.04
Sales tax refunds	—	—	(0.06)	—
Impairment of long-lived assets	0.02	0.69	0.62	1.15
Loss on note receivable	—	—	—	0.05
Share-based compensation expense	0.01	0.02	0.10	0.07
Pre-opening expense	—	—	—	0.03

Adjusted diluted (loss) earnings per share	$(0.03)	$0.03	$(0.01)	$(0.04)